Grupo Santander	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Grupo Santander	Grupo Santander
Appendices I, II and III to the consolidated annual accounts for the year ended 31 December 2025 provide relevant information on Grupo Santander companies at that date and on the companies accounted for under the equity method.
Also, Note 3 to the aforementioned consolidated annual accounts includes a description of the most significant acquisitions and disposals of companies performed by Grupo Santander in 2025, 2024 and 2023.
The most significant transactions carried out during the first six months of 2026 or pending execution at 30 June 2026 are described below:
Agreement for the acquisition of Webster Financial Corporation
On 3 February 2026, Banco Santander announced that it had reached an agreement to acquire Webster, the parent company of Webster Bank, N.A., for approximately USD 12,200 million (around EUR 10,300 million). Webster shareholders will receive USD 48.75 in cash and 2.0548 Santander shares for each Webster share, resulting in a total consideration of USD 75 per Webster share. Completion of the transaction is expected to take place in the second half of 2026.
Agreement for the sale of 49% of Santander Bank Polska S.A and accelerated placement of ordinary shares
On 9 January 2026, Banco Santander announced an agreement to sell the 49% of the share capital of Santander Bank Polska S.A. (Santander Bank Polska) to Erste Group Bank AG at a price of 584 zlotys per share, as well as the 50% of Santander Towarzystwo Funduszy Inwestycyjnych S.A. (TFI, the asset management business in Poland) owned directly by Banco Santander, S.A., for a total amount of EUR 7,035 million.
Following these transactions and the accelerated placement of ordinary shares announced on 2 December 2025, representing approximately 3.5% of its share capital, Banco Santander holds 9.7% of Santander Bank Polska's share capital (58.7% as of 31 December 2025).
The remaining share capital has been classified under the heading 'Financial assets at fair value through other comprehensive income - Equity instruments', initially recognised at the loss of control-date fair value, amounting to EUR 1,310 million.
The profit (loss) for the year from discontinued operations as at 30 June 2026 amounts to EUR 1,895 million, entirely attributable to the net gain on disposal after deducing related costs. As the transaction was completed in the first days of the fiscal year, no significant operating results were recognised during the period.
The main additional accounting effects arising from the transaction have been as follows:
•Disposal of assets and liabilities previously classified as held for sale amounted to EUR 9,098 million.
•Disposal of non-controlling interests amounted to EUR 3,274 million.
•Reclassification to accumulated losses through other comprehensive income, mainly due to foreign currency balance translation differences amounted to EUR 697 million.
Additionally, as part of this transaction, on 23 December 2025, Santander Consumer, S.A. acquired 60% of Santander Consumer Bank Polska, which was owned by Santander Bank Polska, for PLN 3,105 million (EUR 726 million). This transaction had no significant impact on the Group´s consolidated financial statements.
Agreement for the acquisition of TSB Banking Group Limited

As of 30 April 2026, following the receipt of the relevant regulatory approvals and the satisfaction of the conditions to which the transaction was subject, Banco Santander completed the acquisition of 100% of TSB Banking Group Limited ('TSB') from Banco de Sabadell, for a cash consideration of GBP 2,867 million (EUR 3,318 million). TSB is a retail banking franchise in the United Kingdom, operating primarily in the personal and small business banking segments, and it will be integrated into Santander UK.

For the purposes of the Group’s consolidated financial statements, the business combination has been accounted for using the acquisition method under IFRS 3, and since the acquisition date TSB has been fully consolidated in the Group’s consolidated financial statements.

In accordance with IFRS 3, the Group has measured the identifiable assets acquired and liabilities assumed at fair value. Such fair values are provisional and may be finalized within the one-year measurement period permitted under the standard. In this regard, the valuations performed by the Group represent the best estimates available as of the date of authorization of these Interim Financial Statements and are therefore provisional in nature and should not be considered final. Nevertheless, the Group does not expect significant changes to these amounts before the expiry of the measurement period available to finalize the valuation. The detail of the provisional fair values of the identifiable assets acquired and liabilities assumed at the acquisition date is set out below:

30 April 2026	EUR Million
Cash and balances with central banks	5,270
Financial instruments	3,953
Deposits with credit institutions	223
Loans to customers	41,583
Financial assets at fair value through other comprehensive income	517
Intangible assets (*)	427
Tangible assets	169
Other assets	205
Total assets	52,347
Cash and balances with central banks	689
Financial instruments	614
Loans from customers	40,483
Debt securities in issue and other financial liabilities	5,603
Subordinated debt	345
Other liabilities	1,778
Total liabilities	49,512
Net assets / (liabilities)	2,835
Consideration transferred for the business combination	3,318
Other equity instruments acquired	294
Goodwill	777
(*) In the purchase price allocation exercise, intangible assets amounting to EUR 393 million were identified, mainly associated with customer deposits.

Goodwill arose as the fair value of the net assets acquired was lower than the consideration transferred. The goodwill mainly reflects the expected revenue and cost synergies arising from the business combination and the benefits of future technology integration. The goodwill recognized is not expected to be deductible for corporate income tax purposes.

The contribution of the acquired business to the Group’s attributable profit from the acquisition date, and the impact on the Group’s attributable profit assuming the transaction had been completed on 1 January 2026, are not material.